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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                October 22, 2001


                        COMMISSION FILE NUMBER 000-29809


                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


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
              DELAWARE                               7372                       52-1769077
   (state or other jurisdiction of      (Primary Standard Industrial           (IRS Employer
    incorporation or organization)       Classification Code Number)      Identification Number)


                            2600 TOWER OAKS BOULEVARD
                            ROCKVILLE, MARYLAND 20852
                                 (240) 747-6400
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)





          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

    On October 22, 2001, OTG Software issued a press release announcing a conference call to discuss its financial results for the third quarter of 2001. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. As noted therein, the conference call will take place on Wednesday, October 24, 2001, beginning at approximately 5:00 P.M. EDT, and may be accessed by dialing (800) 288-8968 (for domestic callers) and (612) 332-1210 (for international callers). A replay will be available until midnight Eastern Standard Time on October 31, 2001, by dialing (800) 475-6701 (for domestic callers) and (320) 365-3844 (for international callers). The conference call ID number for the replay is 608218.

The call will also be broadcast live over the Internet. To listen to the live audio Web cast via the Internet, please follow the instructions that will be available on OTG's Web site at http://www.otg.com. The webcast will be recorded and available for replay until midnight, October 31, 2001.


Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits

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
          Designation                                  Description
          -----------                                  -----------
            99.1             Press Release dated October 22, 2001, regarding the conference call to discuss OTG Software's third quarter 2001 financial results.
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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         OTG Software, Inc.

Date: October 22, 2001                   By: /s/ Ronald W. Kaiser
                                             -----------------------------------
                                                 Ronald W. Kaiser
                                                 Chief Financial Officer and
                                                 Treasurer
                                                 (Principal Financial Officer)


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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER                 DESCRIPTION OF EXHIBIT

     99.1             Press Release dated October 22, 2001, regarding the conference call to discuss OTG Software's third quarter 2001 financial results.
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